EXHIBIT NO. 10.1	EXECUTION VERSION

AMENDMENT NO. 2 TO CREDIT AGREEMENT

AMENDMENT NO. 2 TO CREDIT AGREEMENT (this “Amendment”), dated as of May 4, 2015 (the “Second Amendment Effective Date”) to the Credit Agreement dated as of December 24, 2013 (as amended by that certain Amendment No. 1 to Credit Agreement, dated as of October 21, 2014, this Amendment and as may be further amended, supplemented and otherwise modified from time to time, the “Credit Agreement”) among CYPRESS ENERGY PARTNERS, L.P., a limited partnership organized under the Laws of the State of Delaware (the “Borrowers’ Agent”), CYPRESS ENERGY PARTNERS – TIR, LLC, a Delaware limited liability company (“CEP-TIR”), as a borrower, CYPRESS ENERGY PARTNERS, LLC, a Delaware limited liability company (“CEP”), as a borrower, TULSA INSPECTION RESOURCES, LLC, a Delaware limited liability company, (“TIR”), as a borrower, TULSA INSPECTION RESOURCES – CANADA ULC, an Alberta unlimited liability corporation (“TIR Canada”), and FOLEY INSPECTION SERVICES ULC, an Alberta unlimited liability corporation (“Foley” and, together with TIR Canada, the "Canadian Borrowers"; the Canadian Borrowers together with the Borrowers’ Agent, CEP-TIR and CEP, each a “Borrower” and collectively, the “Borrowers”), the Guarantors, DEUTSCHE BANK AG, NEW YORK BRANCH (“DBNY”) as collateral agent (the “Collateral Agent”) and as Lender, Issuing Bank, Swing Line Lender (all as defined below), DEUTSCHE BANK TRUST COMPANY AMERICAS, as administrative agent (the “Administrative Agent”), and the several banks and other financial institutions or entities from time to time parties to this Amendment, as lenders (the “Lenders”).

RECITALS

WHEREAS, the Borrowers have requested certain amendments to the Credit Agreement; and

WHEREAS, the Lenders have agreed to amend the Credit Agreement solely upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

1.     Defined Terms. Unless otherwise noted herein, terms defined in the Credit Agreement and used herein shall have the respective meanings given to them in the Credit Agreement.

2.     Amendments to Sections 1.1, (Defined Terms) of the Credit Agreement. The below defined term shall be added as a new defined term in its appropriate alphabetical order in the Credit Agreement:

““Canadian Borrowers” means Tulsa Inspection Resources – Canada ULC, an Alberta unlimited liability corporation, and Foley Inspection Services ULC, an Alberta unlimited liability corporation.”

3.     Amendment to Section 1.4 of the Credit Agreement (Borrowers' Agent). Section 1.4 of the Credit Agreement is hereby amended by adding the below language immediately after the last sentence thereof:

“Notwithstanding this Section 1.4 or any other provision of Section 2, 3 or 4 of this Agreement, any request for the making, continuing or Conversion of a Loan to, or the issuance of a Letter of Credit for the benefit of, a Canadian Borrower shall be submitted by the Canadian Borrower directly on its own behalf, and not by the Borrowers’ Agent acting as an agent on its behalf.”

4.     Amendment to Section 11.18 of the Credit Agreement (Additional Borrowers). Section 11.18 of the Credit Agreement is hereby amended as follows:

(a)     Section 11.18(c) of the Credit Agreement is hereby amended in its entirety to read as follows:

(c)     the Subsidiary is incorporated, organized or formed in the United States of America, Canada or another jurisdiction approved by the Required Lenders;

(b)     Section 11.18(e) of the Credit Agreement is hereby amended in its entirety to read as follows:

(e)     each Lender shall have received all of the documents referred to in Section 6.1(b) with respect to that Additional Borrower;

(c)     Section 11.18(g) of the Credit Agreement is hereby amended in its entirety to read as follows:

(g)     except with respect to the Canadian Borrowers, each Additional Borrower appoints the Borrowers’ Agent to act on its behalf as the agent for such Additional Borrower hereunder and under the other Loan Documents and authorizes the Borrowers’ Agent to take such actions on its behalf and to exercise such powers as are delegated to the Borrowers’ Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto, and the Borrowers’ Agent accepts such appointment (which appointment shall not be terminated or revoked without the consent of the Collateral Agent and the Required Lenders).

5.     Canadian Borrowers. In connection with this Amendment and the amendments to the Credit Agreement contained herein, each of the parties hereto hereby agrees that upon the Second Amendment Effective Date and the delivery of a Joinder Agreement, substantially in the form of Exhibit P, by each of the Canadian Borrowers, each of the Canadian Borrowers shall have joint and several liability for all of the Obligations, regardless of the manner or amount in which proceeds of Loans were used, allocated, shared, or disbursed by or among the Borrower Parties themselves or the manner in which an Agent and/or any Lender accounted for such Loans or other extensions of credit on its books and records, as if the Canadian Borrowers had been a Borrower Party under the Credit Agreement as of the Closing Date in accordance with Section 11.19 of the Credit Agreement.

6.     Representations and Warranties; No Default. To induce the Lenders to enter into this Amendment, each Loan Party that is a party hereto (by delivery of its respective counterpart to this Amendment) hereby (i) represents and warrants to the Administrative Agent, the Collateral Agent, and the Lenders that after giving effect to this Amendment, its representations and warranties contained in the Credit Agreement and other Loan Documents are true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of the date hereof, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date); (ii) represents and warrants to the Administrative Agent, the Collateral Agent, and the Lenders that it (x) has the requisite power and authority to make, deliver and perform this Amendment; (y) has taken all necessary corporate, limited liability company, limited partnership or other action to authorize its execution, delivery and performance of this Amendment, and (z) has duly executed and delivered this Amendment and (iii) certifies that no Default or Event of Default has occurred and is continuing under the Credit Agreement (after giving effect to this Amendment) or will result from the making of this Amendment.

7.     Effectiveness of Amendments. This Amendment shall become effective upon the first date on which each of the following conditions has been satisfied.

(a)     Amended Loan Documents. The Collateral Agent shall have received (x) this Amendment executed and delivered by a duly authorized officer of each Loan Party party hereto and duly executed counterparts to this Amendment from the Lenders constituting the Required Lenders, and (y) the documents required by Section 11.18 of the Credit Agreement in connection with the joinder of the Canadian Borrowers as Additional Borrowers.

(b)     Amended Notes. Each Lender that has requested amended Notes to reflect the addition of the Canadian Borrowers as Borrowers under the Credit Agreement shall have received such requested Notes in substantially the form of Exhibits A-1 through A-3, as applicable.

(c)     Proceedings of the Loan Parties. The Collateral Agent shall have received a copy of the resolutions, in form and substance reasonably satisfactory to the Collateral Agent, of the Board of Directors (or analogous body) of each Canadian Borrower authorizing (i) the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party, (ii) the borrowings contemplated hereunder and (iii) the granting by it of the Liens created pursuant to the Security Documents, certified on behalf of such Loan Party by the Secretary or an Assistant Secretary of such Loan Party, or, if applicable, of the general partner or managing member or members of such Loan Party, as of the Second Amendment Effective Date, which certification shall be included in the certificate delivered in respect of such Loan Party pursuant to Section 6.1(b), shall be in form and substance reasonably satisfactory to the Collateral Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

(d)     Good Standing Certificates. The Collateral Agent shall have received certificates dated as of a recent date from the Secretary of State or other appropriate authority, evidencing the good standing of each Canadian Borrower in the jurisdiction of its organization.

(e)     Legal Opinions. The Collateral Agent shall have received, with a counterpart for each Lender, the executed legal opinion of Burnet, Duckworth & Palmer LLP, special Canadian counsel to the Loan Parties.

(f)     Fees and Expenses. The Borrowers shall have paid to the Administrative Agent for the account of DBNY and the other Lenders: (i) the amount of any and all reasonable fees, costs and expenses that are for the account of the Borrowers pursuant to Section 11.6 of the Credit Agreement, including all such fees, costs and expenses incurred in connection with this Amendment and (ii) all other fees on the terms and conditions offered by the Borrowers’ Agent in connection with this Amendment.

8.     Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or the other Loan Documents or for any purpose, except as expressly set forth herein, or a consent to any further or future action on the part of any Loan Party that would require the waiver or consent of the Lenders. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

9.     GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE SUBSTANTIVE LAW OF THE STATE OF NEW YORK.

10.     Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart hereof by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

11.     Headings. Section or other headings contained in this Amendment are for reference purposes only and shall not in any way affect the meaning or interpretation of this Amendment.

12.     Guarantor Acknowledgement. Each Guarantor party hereto hereby (i) consents to the modifications to the Credit Agreement contemplated by this Amendment and (ii) acknowledges and agrees that its guaranty pursuant to the Guaranty is, and shall remain, in full force and effect after giving effect to the Amendment.

13.     Lender Acknowledgement. Each undersigned Lender, by its signature hereto, hereby authorizes and directs DBTCA in its capacity as Administrative Agent and DBNY in its capacity as Collateral Agent to execute this Amendment.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWERS:

CYPRESS ENERGY PARTNERS, L.P.,

as Borrowers’ Agent and as a Borrower

By: Cypress Energy Partners GP, LLC,
its general partner

CYPRESS ENERGY PARTNERS, LLC,

CYPRESS ENERGY PARTNERS – TIR, LLC,

By:      /s/ G. Les Austin

Name: G. Les Austin
Title: Vice President and Chief Financial Officer

TULSA INSPECTION RESOURCES, LLC,

By: Cypress Energy Partners, LLC,
its manager

By:     /s/ G. Les Austin
Name: G. Les Austin
Title: Chief Financial Officer

TULSA INSPECTION RESOURCES – CANADA, ULC

FOLEY INSPECTION SERVICES ULC

By:     /s/ Dan O'Keefe
Name: Dan O'Keefe
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

GUARANTORS:

Cypress Energy Services, LLC

Cypress Energy Partners – Pecos SWD, LLC

Cypress Energy Partners – Orla SWD, LLC

Cypress Energy Partners – Williams SWD, LLC

Cypress Energy Partners – Bakken, LLC

Cypress Energy Partners – Texas, LLC

Cypress Energy Partners – Mountrail SWD, LLC

Cypress Energy Partners – SBG, LLC

Cypress Energy Partners – Tioga SWD, LLC

Cypress Energy Partners – Manning SWD, LLC

Cypress Energy Partners – Grassy Butte SWD, LLC

Cypress Energy Partners – 1804 SWD, LLC

Cypress Energy Partners – Green River SWD, LLC

Cypress Energy Partners – Mork SWD, LLC

By:      /s/ G. Les Austin

Name: G. Les Austin
Title:  Vice President and Chief Financial Officer

Tulsa Inspection Resources Holdings, LLC

Tulsa Inspection Resources – Nondestructive Examination, LLC

By: Cypress Energy Partners, LLC,
its manager

By:     /s/ G. Les Austin

Name: G. Les Austin
Title:   Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

DEUTSCHE BANK AG, NEW YORK BRANCH,
as Lender, Swing Line Lender, Issuing Bank, and Collateral Agent

By:      /s/ Chris Chapman

Name: Chris Chapman
Title: Director

By:     /s/ Vanuza Pereira-Bravo

Name: Vanuza Pereira-Bravo
Title: AVP

[Signature Page to Amendment No. 2 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By: Deutsche Bank National Trust Company

By:     /s/ Randy Kahn

Name: Randy Kahn
Title: Vice President

By:     /s/ Mary Coseo

Name: Mary Coseo
Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

BOKF, N.A. d/b/a Bank of Oklahoma,
as a Lender

By:      /s/ Stevens E. Warrick

Name: Stevens E. Warrick

Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]

ARVEST BANK,
as a Lender

By:          /s/ Brett Myers

Name: Brett Myers

Title: VP, Commercial Lending

[Signature Page to Amendment No. 2 to Credit Agreement]

BANK SNB,
as a Lender

By:          /s/ David L. York

Name: David L. York

Title: Market President

[Signature Page to Amendment No. 2 to Credit Agreement]

CITIZENS SECURITY BANK,
as a Lender

By:          /s/ Peterson Wilson

Name: Peterson Wilson

Title: Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]